UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2016

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On January 11, 2016, AMAG Pharmaceuticals, Inc. (the “Company”) issued a press release providing a business update, including preliminary unaudited fourth quarter and annual 2015 financial results and its financial outlook for 2016.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD.

The following information and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The Company will present further details on the matters noted above as well as the Company’s strategy and growth prospects at the 34th Annual J.P. Morgan Healthcare Conference in San Francisco on January 13, 2016, which will be accessible by a live audio webcast through the Company’s website at www.amagpharma.com on January 13, 2016 at 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time). A copy of the Company’s presentation slides is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby furnishes the following exhibits:

Exhibit Number	Description
99.1	Press release dated January 11, 2016.
99.2	Copy of Company’s presentation slides dated January 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph D. Vittiglio, Esq.
Name: Joseph D. Vittiglio, Esq.
Title: Senior Vice President, General Counsel and Secretary

Date: January 11, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 11, 2016.
99.2	Copy of Company’s presentation slides dated January 2016.